UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2020
__________________________________________________
DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
__________________________________________________

Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement

On April 3, 2020, Dicerna Pharmaceuticals, Inc. (the “Company”) and Alnylam Pharmaceuticals, Inc. (“Alnylam”) entered into a collaboration and license agreement (the “Collaboration Agreement”) and a patent cross-license agreement (the “Cross-License Agreement”). Pursuant to the Collaboration Agreement, the Company and Alnylam will work to develop and commercialize investigational ribonucleic acid interference (“RNAi”) therapeutics for the treatment of alpha-1 antitrypsin (“A1AT”) deficiency-associated liver disease (“alpha-1 liver disease”). Pursuant to the Cross-License Agreement, the Company and Alnylam will cross-license their respective intellectual property related to Alnylam’s lumasiran and the Company’s nedosiran investigational programs for the treatment of primary hyperoxaluria (“PH”).

Under the Collaboration Agreement, the Company’s DCR-A1AT and Alnylam’s ALN-AAT02 investigational RNAi therapeutics, each in Phase 1/2 development, will be explored for the treatment of alpha-1 liver disease. Additionally, the Company assumes responsibility for both ALN-AAT02 and DCR-A1AT at its cost, and may progress one or both of these investigational medicines through clinical development. The Company will select which product candidate(s) to advance in development for the treatment of patients with alpha-1 liver disease. At the completion of Phase 3 development, Alnylam will have the no-cost opportunity to opt-in to commercialize the selected candidate in countries outside the U.S. where it already has a commercialization infrastructure in place. If Alnylam exercises its opt-in right, each party shall pay tiered royalties to the other party based on net product sales generated in its territory at rates dependent on which candidate is commercialized, with low-single-digit to high-single-digit royalties payable to Alnylam and low-double-digit to high-teens royalties payable to Dicerna based on product sales on a country-by-country and product-by-product basis, subject to royalty step-down provisions set forth in the agreement. In the event Alnylam waives its commercialization option, the Company will retain worldwide rights to commercialize the selected candidate in exchange for payments upon the satisfaction of certain milestones, up to an aggregate of $180 million if both product candidates progress to commercialization, and royalties payable to Alnylam based on net product sales, also at a rate dependent on which candidate is ultimately commercialized, ranging from low single-digits to low double-digits on product sales on a country-by-country and product-by-product basis, subject to royalty step-down provisions set forth in the agreement.

The Collaboration Agreement includes various representations, warranties, covenants, indemnities, and other customary provisions. The Company may terminate the Collaboration Agreement at any time without cause following the notice period described in the agreement. Either party may terminate the Collaboration Agreement in the event of a patent challenge by either party or in the event of an uncured material breach of the other party. The Collaboration Agreement and transactions thereunder are subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary conditions. Further, the Collaboration Agreement will terminate upon the expiration of all royalty terms thereunder.

Under the Cross-License Agreement, Alnylam and the Company have granted non-exclusive cross-licenses to their respective intellectual property related to their respective PH treatment investigational programs, with the goal of providing each party with the freedom to develop and commercialize its respective investigational RNAi product candidate: Alnylam’s lumasiran targeting glycolate oxidase for the treatment of PH type 1 and the Company’s nedosiran targeting lactate dehydrogenase A for the treatment of PH types 1, 2 and 3. The Cross-License Agreement further provides for Alnylam to pay mid- to high-single-digit royalties to the Company based on global net sales of lumasiran and for the Company to pay low-single-digit royalties to Alnylam on global net sales of nedosiran.

The Cross-License Agreement includes various representations, warranties, covenants, indemnities, and other customary provisions. The Cross-License Agreement cannot be terminated by either party for the other party’s breach. However, either party may terminate the Cross-License Agreement or may reduce the royalty payable to the other party upon a patent-related challenge by the other party unless the challenge is withdrawn and no longer pending within the time periods specified in the Cross-License Agreement.. Further, the Cross-License Agreement will terminate upon the expiration of the last-to-expire Patent Rights licensed thereunder.

The foregoing summaries are qualified in their entirety by the text of the Collaboration Agreement and the Cross-License Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020.

Item 7.01    Regulation FD Disclosure

On April 6, 2020, the Company issued a press release titled “Alnylam and Dicerna Form RNAi Therapeutics Collaboration on Alpha-1 Antitrypsin Deficiency-Associated Liver Disease and Complete Cross-License Agreement for Primary Hyperoxaluria Programs.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: our future expectations, plans and prospects, including, without limitation, our views and plans with respect to the potential for RNAi therapeutics, including ALN-AAT02, DCR-A1AT and nedosiran, the development and potential commercialization of ALN-AAT02 and/or DCR-A1AT and the opportunity to accelerate development for patients, expectations regarding future royalties earned from sales of lumasiran or from commercialization of ALN-AAT02 and/or DCR-A1AT outside the United States, expectations regarding the rolling submission of an NDA for lumasiran and the potential benefit of lumasiran and nedosiran for patients with PH and the success of our PHYOX clinical program and expectations regarding the success of the collaboration with Alnylam. Applicable risks and uncertainties include those relating to our preclinical research and other risks identified under the heading “Risk Factors” included in the Company’s most recent Form 10-K filing and in other future filings with the SEC. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Alnylam and Dicerna Form RNAi Therapeutics Collaboration on Alpha-1 Antitrypsin Deficiency-Associated Liver Disease and Complete Cross-License Agreement for Primary Hyperoxaluria Programs.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer